UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 23, 2020

ORGANICELL REGENERATIVE MEDICINE, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55008	47-4180540
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

4045 Sheridan Avenue, Suite 239, Miami, FL        33140

(Address of Principal Executive Offices)      (Zip Code)

Registrant's telephone number, including area code: (888) 963-7881

_________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [_]

As used in this Current Report on Form 8-K, and unless otherwise indicated, the terms “the Registrant”, “the Company,” “Organicell,” “we,” “us” and “our” refer to Organicell Regenerative Medicine, Inc.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth in Item 5.02 of this report is incorporated herein in its entirety by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 23, 2020, the Board amended the Company’s Management and Consultant Performance Plan (“MCPP”), providing for the additional grant of common stock of the Company of 15.0 million, 7.5 million and 15.0 million shares of common stock of the Company, respectively, to each Albert Mitrani, Dr. Mari Mitrani and Ian Bothwell upon such time that the Company’s common stock trades above $0.25 per share, $0.50 per share and $0.75 per share, respectively, for 30 consecutive trading days subsequent to March 31, 2021 and provided such milestone occurs during the term of employment with the Company.

In addition, each of the current executives were granted an additional 7 million shares, which represented the total of all incentive shares to be issued to each executive in connection with the Company obtaining a combined thirteen IND’s and/or eIND’s up through September 23, 2020 and which was provided for under the MCPP as defined milestones (previously described in the Company’s Form 8-K filed on April 30, 2020):

Mr. Albert Mitrani	7,000,000 Shares
Mr. Ian Bothwell	7,000,000 Shares
Dr. Maria Mitrani	7,000,000 Shares
Dr. George Shapiro	7,000,000 Shares

In the future, each of the current executives shall also be entitled to receive 5 million shares as a performance incentive for each IND and/or “Expanded Access” approval (and excluding all eIND’s) received by the Company that involve more than 15 patients and provided such milestone occurs during the term of employment with the Company.

The Company issued the above-referenced Shares under the exemption from the registration requirements of the Securities Act afforded by Section 4(a)(2) of the Securities Act, as a transaction not involving a public offering.

Item 8.01	Other Events.

On September 29, 2020, Organicell issued a press release in which it announced that the U.S. Food and Drug Administration (FDA) granted expanded access for an intermediate size population allowing its proprietary therapeutic, Zofin for the treatment of COVID-19.

A copy of the Company’s press release dated September 29, 2020 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No	Description

99.1	Press Release, dated September 29, 2020

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 30, 2020	ORGANICELL REGENERATIVE MEDICINE, INC.

	By:	/s/ Ian Bothwell
Ian Bothwell Chief Financial Officer

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